UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 14, 2022

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Credit Acceptance Corporation (the “Company”, “Credit Acceptance”, “we”, “our” or “us”), in connection with disclosures the Company expects to make to prospective investors in a potential debt offering, is reporting the following updates to legal matters:

On October 2, 2020, a shareholder filed a putative class action complaint against the Company, its Chief Executive Officer (now former Chief Executive Officer), and its Chief Financial Officer (now Chief Executive Officer) in the United States District Court for the Eastern District of Michigan, Southern Division, alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, based on alleged false and/or misleading statements or omissions regarding the Company and its business, and seeking class certification, unspecified damages plus interest and attorney and expert witness fees and other costs on behalf of a purported class consisting of all persons and entities (subject to specified exceptions) that purchased or otherwise acquired Credit Acceptance common stock from November 1, 2019 through August 28, 2020. On May 28, 2021, the court issued an opinion and order appointing lead plaintiffs and lead counsel. On July 22, 2021, the lead plaintiffs filed an amended complaint asserting similar violations, seeking similar relief and expanding the putative class to include all persons and entities (subject to specified exceptions) that purchased or otherwise acquired Credit Acceptance common stock from May 4, 2018 through August 28, 2020. On June 14, 2022, the Company reached an agreement in principle to settle this putative class action. The agreement in principle contemplated an aggregate cash payment by the Company of $12.0 million to settle claims brought on behalf of all persons and entities that purchased or otherwise acquired Credit Acceptance common stock from May 4, 2018 through August 28, 2020. On August 24, 2022, the parties executed and filed with the court a definitive stipulation and agreement of settlement, referred to herein as the settlement agreement, which was consistent with the agreement in principle and provides for a full release of all claims against all defendants, including the Company and its officers. The settlement agreement provides that the defendants expressly deny any liability, wrongdoing or responsibility. On September 19, 2022, the court entered an order preliminarily approving the settlement agreement and scheduled for December 7, 2022, a hearing to consider final approval. The settlement agreement provides that, upon final court approval of the settlement agreement, the litigation would be dismissed with prejudice. At this time, there can be no assurance that the court will grant final approval of the settlement agreement and that the litigation will be finally resolved in accordance with the settlement agreement. We have estimated a probable loss of $12.0 million, all of which was recognized as a contingent loss during the second quarter of 2022, in connection with this litigation.

On May 7, 2019, the Company received a subpoena from the Consumer Frauds and Protection Bureau of the Office of the New York State Attorney General, relating to the Company’s origination and collection policies and procedures in the state of New York. On July 30, 2020, we received two additional subpoenas from the Office of the New York State Attorney General, both from the Consumer Frauds and Protection Bureau and the Investor Protection Bureau, relating to the Company’s origination and collection policies and procedures in the state of New York and its securitizations. On August 28, 2020, we were informed that one of the two additional subpoenas was being withdrawn. On November 16, 2020, we received an additional subpoena for documents from the Office of the New York State Attorney General. On November 19, 2020, the Company received a letter from the Office of the New York State Attorney General stating that the New York State Attorney General was considering bringing claims against the Company under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), New York Executive Law § 63(12), the New York Martin Act and New York General Business Law § 349 in connection with the Company’s origination and securitization practices. On December 9, 2020, we responded to the New York State Attorney General’s letter disputing the assertions contained therein. On December 21, 2020, we received two additional subpoenas from the Office of the New York State Attorney General, one relating to data and the other seeking testimony. On February 24 and April 30, 2021, we received additional subpoenas from the Office of the New York State Attorney General seeking information relating to its investigation. On August 23, 2022, we received a letter from the Consumer Frauds and Protection Bureau of the Office of the New York State Attorney General stating that the Office of the New York State Attorney General intends to commence litigation against the Company asserting violations of New York Executive Law § 63(12) and General Business Law §§ 349 and 352 et seq. and applicable federal laws, including but not limited to claims that the Company engaged in unfair and deceptive trade practices in auto lending, debt collection and asset-backed securitizations in the State of New York in violation of the Dodd-Frank Act, New York Executive Law § 63(12), the New York Martin Act and New York General Business Law § 349, and seeking to obtain injunctive relief, restitution, civil penalties, damages, disgorgement, reformation, rescission, costs and such other relief as the court may deem just and proper. We cannot predict the eventual scope, duration or outcome of this investigation or the scope, duration or outcome of any such litigation at this time. As a result, we are unable to estimate the reasonably possible loss or range of reasonably possible loss arising from this investigation or any such litigation. The Company intends to vigorously defend itself in any such litigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: October 14, 2022	By:	/s/ Erin J. Kerber
Erin J. Kerber
Chief Legal Officer